UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2006
SKYLINE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 743, 2520 By-Pass Road     Elkhart, IN 46515
(Address of principal executive offices) (Zip Code)
(574) 294-6521
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.
On June 15, 2006, Skyline Corporation issued a press release reporting a special cash dividend of two dollars per share on the outstanding shares of Skyline Corporation Common Stock payable August 1, 2006, to shareholders of record at the close of business July 14, 2006. A copy of the press release is attached to this Current Report as Exhibit 99.1.
Item 9.01          Financial Statements and Exhibits.
     (c)     Exhibits:
     99.1          Press release of Skyline Corporation dated June 15, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: June 15, 2006	By:	/s/ James R. Weigand
James R. Weigand
Chief Financial Officer

Index to Exhibits
     99.1          Press release of Skyline Corporation dated June 15, 2006